                                                                   EXHIBIT 10.25


Pharmaceuticals Division                                  CIBA

                                                          Ciba-Geigy Corporation
                                                          556 Morris Avenue
                                                          Summit, NJ 07901-1398
                                                          Telephone 908 277-5000



Mr. Gary Lyons
Neurocrine Biosciences, Inc.
3050 Science Park Road
San Diego, CA 92121-1102

Dear Gary:

This is to confirm the need for, and Ciba's commitment to fund, the production of [ * ] of NBI-5788, subject to the contractual standards and cGMP regulations. Production and subsequent delivery are anticipated to be staggered per the purchase order or as agreed between Ciba and Neurocrine Biosciences with payment due upon delivery or shortly thereafter, as requested.

Should you have any questions, do not hesitate to contact me at (908) 277-7283.

Sincerely,



/s/ RONALD M. CALIFRE
--------------------------------
Ronald M. Califre
Senior Vice President,
Medicine & Clinical Development














* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


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NEUROCRINE                        PAGE NO.   P.O. NO.   ORDER DATE   VEND. NO.
----------                           1        17806      06/07/96       BAC
Biosciences, Inc.
3050 Science Park Road
San Diego, CA 92121-1102
Phone:  (619) 658-7600                                   PURCHASE ORDER
FAX:  (619) 658-7602


V                                               S
E      BACHEM, INC.                             H      NEUROCRINE BIOSCIENCES
N      P. O. Box 3426                           I      3050 SCIENCE PARK RD
D      TORRANCE, CA  90510                      P      SUITE 100
O      FAX:  (310) 530-1571                            SAN DIEGO, CA 92121
R                                               T      DR. PRASAD SUNKARA
                                                O

ORDER DATE   CANCELLATION DATE   SHIP VIA   F.O.B.           TERMS
06/07/96        12/31/99                                     NET 30

RESALE NO.                RESPONSIBILITY                            BRANCH
                          PRASAD SUNKARA

 ITEM NO.                                                                REQ. DATE    QUANTITY  QUANTITY    QTY  UNIT
 MFG. NO.           DESCRIPTION                                          LOCATION     ORDERED   BACK ORD.   REC PRICE    EXTENSION
            [  *  ] NBI PEPTIDE                                          06/07/96       1                    [  *  ]      [  *  ]
            #5788 AT THE PRICE OF [  *  ] ACCORDING TO ACCOMPANYING
            CONTRACT FOR MANUFACTURE AND cGMP REGULATIONS. DELIVERY
            IS AS FOLLOWS: [  *  ] THIS INFORMATION IS PROPRIETARY
            AND SHOULD REMAIN CONFIDENTIAL
                                                                                                            SUB TOTAL
                                                                                                             [  *  ]      [  *  ]
                                                                                                        PURCHASE ORDER #   TOTAL
                                                                                                                           ORDER
                                                                                                             17806         VALUE

/SIG/
----------------------------------
       Authorized Signature


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.



                           ORDER TERMS AND CONDITIONS

1. Invoices must bear exact same prices and terms or authorization for changes must be received from our company in writing prior to shipping.

2. Gods not in accordance with specifications will be rejected and held at vendor's risk awaiting disposal. Vendor must pay freight on all rejected material.

3. The right is reserved to cancel all or part of this order if not delivered within the time specified.

4.       Packing slips must accompany all shipments.

5. By acceptance of this order, vendor warrants that all merchandise shipped under this order does comply with all laws and regulations of Federal and State governments.

6.       Back orders must be prepaid when less than a minimum freight shipment.

7. In the event of interruption of our business in whole or in part by reason of fire, flood, windstorm, earthquake, war, strike, embargo, acts of God, governmental action, or any causes beyond our control, we shall have the option of cancelling undelivered orders in whole or part.

8. Acceptance of this purchase order, or shipment of any part of it will constitute an agreement to all of its specifications as to terms, delivery and prices.